Exhibit 10.3

FIFTH AMENDMENT

THIS FIFTH AMENDMENT (this “Amendment”), dated as of June 15, 2012, to the Credit Agreement referenced below is by and among Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC), a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of April 1, 2011, by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments. The Credit Agreement is amended as follows:

2.1 In clause (b) of the definition of Consolidated EBITDA in Section 1.01 of the Credit Agreement the “and” immediately before clause (xxvi) is deleted and replaced with “;” and new clauses (xxvii) and (xxviii) are added after clause (xxvi) to read “(xxvii) any fees, expenses or charges related to any repayment of Permanent Senior Unsecured Indebtedness with the proceeds of the Equity Issuance made by the Borrower on May 21, 2012 in an aggregate amount not to exceed $6,900,000 and (xxviii) any non-cash write-off of deferred financing costs and any other non-cash loss related, in each case, to the repayment of Permanent Senior Unsecured Indebtedness (including refinancings, amendments, waivers or other modifications) permitted hereunder;”

2.2 In clause (c) of the definition of Consolidated EBITDA in Section 1.01 of the Credit Agreement the “and” immediately before clause (ii) is deleted and replaced with “;” and a new clause (iii) is added after clause (ii) to read “and (iii) any non-cash gains related to the repayment of Permanent Senior Unsecured Indebtedness (including refinancings, amendments, waivers or other modifications) permitted hereunder.”

2.3 Section 2.05(b)(vi) of the Credit Agreement is amended in its entirety to read as follows:

(vi) Equity Issuances. Immediately upon the expiration of the 180 day period after the receipt by the Borrower or any Subsidiary of the Net Cash Proceeds of any Equity Issuance (other than an Excluded Equity Issuance described in clauses (a), (b) or (e) of such definition), the Borrower shall prepay the Loans and/or Cash Collateralize the L/C

Obligations in an aggregate amount equal to 50% of the difference between such Net Cash Proceeds and amounts used or expended by the Borrower or any Subsidiary as permitted by clauses (c) and (d) of the definition of Excluded Equity Issuance.

2.4 Section 7.02(a) of the Credit Agreement is deleted in its entirety and amended to read “[Reserved]”.

2.5 Section 8.15 of the Credit Agreement is amended in its entirety to read as follows:

8.15 Capital Expenditures.

Permit Consolidated Capital Expenditures (a) for the fiscal year ending December 31, 2011, to exceed an amount equal to four percent (4.0%) of total revenues of the Borrower and its Subsidiaries on a consolidated basis for the immediately preceding fiscal year of the Borrower and (b) for any fiscal year thereafter, commencing with the fiscal year ending December 31, 2012, to exceed an amount equal to ten percent (10.0%) of total revenues of the Borrower and its Subsidiaries on a consolidated basis for the immediately preceding fiscal year of the Borrower.

2.6 In Section 8.17(b) of the Credit Agreement clause (ii) is amended to read as follows:

(ii) the purchase, payment, prepayment or redemption of Permanent Senior Unsecured Indebtedness with up to 50% of the Net Cash Proceeds of any Equity Issuance so long as such Net Cash Proceeds are used to make such purchase, payment, prepayment or redemption within 120 days of the receipt of such Net Cash Proceeds by the Borrower or any Subsidiary.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

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7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first above written.

BORROWER:	ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation

	By:	/s/ Brent Turner
	Name:	Brent Turner
	Title:	President

GUARANTORS:	ACADIA MANAGEMENT COMPANY, INC., a Delaware corporation
ACADIA-YFCS HOLDINGS, INC., a Delaware corporation
YOUTH & FAMILY CENTERED SERVICES, INC., a Georgia corporation
ACADIA HOSPITAL OF LONGVIEW, LLC, a Delaware limited liability company
KIDS BEHAVIORAL HEALTH OF MONTANA, INC., a Montana corporation
ACADIA VILLAGE, LLC, a Delaware limited liability company
LAKEVIEW BEHAVIORAL HEALTH SYSTEM LLC, a Delaware limited liability company
ACADIA RIVERWOODS, LLC, a Delaware limited liability company
ACADIA LOUISIANA, LLC, a Delaware limited liability company
ACADIA ABILENE, LLC, a Delaware limited liability company
ACADIA HOSPITAL OF LAFAYETTE, LLC, a Delaware limited liability company
YFCS MANAGEMENT, INC., a Georgia corporation
YFCS HOLDINGS-GEORGIA, INC., a Georgia corporation
OPTIONS COMMUNITY BASED SERVICES, INC., an Indiana corporation
OPTIONS TREATMENT CENTER ACQUISITION CORPORATION, an Indiana corporation
RESOLUTE ACQUISITION CORPORATION, an Indiana corporation
RESOURCE COMMUNITY BASED SERVICES, INC., an Indiana corporation
RTC RESOURCE ACQUISITION CORPORATION, an Indiana corporation
SUCCESS ACQUISITION CORPORATION, an Indiana corporation
ASCENT ACQUISITION CORPORATION, an Arkansas corporation
SOUTHWOOD PSYCHIATRIC HOSPITAL, INC., a Pennsylvania corporation
MEMORIAL HOSPITAL ACQUISITION CORPORATION, a New Mexico corporation
MILLCREEK MANAGEMENT CORPORATION, a Georgia corporation
REHABILITATION CENTERS, INC., a Mississippi corporation
LAKELAND HOSPITAL ACQUISITION CORPORATION, a Georgia corporation
PSYCHSOLUTIONS ACQUISITION CORPORATION, a Florida corporation
YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC., a New Mexico corporation

	By:	/s/ Brent Turner
	Name:	Brent Turner
	Title:	President

[SIGNATURE PAGES CONTINUE]

SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC., an Arizona corporation
YOUTH AND FAMILY CENTERED SERVICES OF FLORIDA, INC., a Florida corporation
PEDIATRIC SPECIALTY CARE, INC., an Arkansas corporation
CHILD & YOUTH PEDIATRIC DAY CLINICS, INC, an Arkansas corporation
MED PROPERTIES, INC., an Arkansas corporation
ASCENT ACQUISITION CORPORATION-CYPDC, an Arkansas corporation
ASCENT ACQUISITION CORPORATION-PSC, an Arkansas corporation
MEDUCARE TRANSPORT, L.L.C., an Arkansas limited liability company
PEDIATRIC SPECIALTY CARE PROPERTIES, LLC, an Arkansas limited liability company
CHILDRENS MEDICAL TRANSPORTATION SERVICES, LLC, an Arkansas limited liability company
MILLCREEK SCHOOLS INC., a Mississippi corporation
HABILITATION CENTER, INC., an Arkansas corporation
MILLCREEK SCHOOL OF ARKANSAS, INC., an Arkansas corporation
PSYCHSOLUTIONS, INC., a Florida corporation
WELLPLACE, INC., a Massachusetts corporation
DETROIT BEHAVIORAL INSTITUTE, INC., a Massachusetts corporation
RENAISSANCE RECOVERY, INC., a Massachusetts corporation
PHC OF MICHIGAN, INC., a Massachusetts corporation
NORTH POINT PIONEER, INC., a Massachusetts
PHC MEADOWWOOD, INC., a Delaware corporation
PHC OF UTAH, INC., a Massachusetts corporation
PHC OF VIRGINIA, INC., a Massachusetts corporation
PHC OF NEVADA, INC., a Massachusetts corporation
SEVEN HILLS HOSPITAL, INC., a Delaware corporation
BEHAVIORAL HEALTH ONLINE, INC., a Massachusetts corporation
REBOUND BEHAVIORAL HEALTH, LLC, a South Carolina limited liability company
PSYCHIATRIC RESOURCE PARTNERS, INC., a Delaware limited liability company
SUNCOAST BEHAVIORAL, LLC, a Delaware limited liability company
ACADIA MERGER SUB, LLC, a Delaware limited liability company
HERMITAGE BEHAVIORAL, LLC, a Delaware limited liability company
HAVEN HOSPITAL HOLDINGS, LLC, a Delaware limited liability company
HAVEN HOSPITAL HOLDINGS OF TEXAS, LLC, a Delaware limited liability company
HAVEN HOSPITALS, LLC, a Delaware limited liability company
RED RIVER HOSPITAL, LLC, a Delaware limited liability company
SONORA BEHAVIORAL HEALTH HOSPITAL, LLC, a Delaware limited liability company
ROLLING HILLS PROPERTIES, INC., an Oklahoma corporation
ROLLING HILLS HOSPITAL, INC., an Oklahoma corporation

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	President

[SIGNATURE PAGES FOLLOW]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Roberto Salazar
	Name:	Roberto Salazar
	Title:	Vice President

[SIGNATURE PAGES FOLLOW]

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	Senior Vice President

FIFTH THIRD BANK

	By:	/s/ William D. Priester
	Name:	William D. Priester
	Title:	Senior Vice President

CITIBANK, N.A.

	By:	/s/ Laura Fogarty
	Name:	Laura Fogarty
	Title:	Vice President

REGIONS BANK

	By:	/s/ Gregory M. Ratliff
	Name:	Gregory M. Ratliff
	Title:	Senior Vice President

RAYMOND JAMES BANK, N.A.

	By:	/s/ Alexander L. Rody
	Name:	Alexander L. Rody
	Title:	Senior Vice President

ROYAL BANK OF CANADA

	By:	/s/ Sharon M. Liss
	Name:	Sharon M. Liss
	Title:	Authorized Signatory

FIRST TENNESSEE BANK

	By:	/s/ Cathy Wind
	Name:	Cathy Wind
	Title:	Senior Vice President

CAPSTAR BANK

	By:	/s/ Timothy B. Fouts
	Name:	Timothy B. Fouts
	Title:	Senior Vice President

[SIGNATURE PAGES FOLLOW]

GE CAPITAL FINANCIAL INC.

By:	/s/ Heather-Leigh Glade
Name:	Heather-Leigh Glade
Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ John Dale
Name:	John Dale
Title:	Duly Authorized Signatory

JFIN FUND III, LLC

By:	/s/ E. Joseph Hess
Name:	E. Joseph Hess
Title:	Managing Director

JEFFERIES GROUP INC.

By:	/s/ John F. Stacconi
Name:	John F. Stacconi
Title:	Global Treasurer